EXECUTION VERSION

UNCOMMITTED REVOLVING LINE OF CREDIT AGREEMENT

THIS UNCOMMITTED REVOLVING LINE OF CREDIT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of July 20, 2012 is made by and among Wells Fargo Bank, National Association, in its capacity as lender (in such capacity, “Lender”) and as sponsor bank (in such capacity, “Sponsor Bank”), Heartland Payment Systems, Inc., a Delaware corporation (“Customer”) and each Guarantor (as defined below) party hereto.

WHEREAS, Sponsor Bank has agreed to provide certain services pursuant to the Merchant Financial Services Agreement (as defined below) to assist Customer in managing settlement activity related to the Transactions.
WHEREAS, to further assist in such arrangements, Lender has agreed to provide an uncommitted revolving line of credit with respect to overdrafts when the balance in the Settlement Account (as defined below), is less than zero, on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
1.DEFINITIONS, TERMS AND REFERENCES.

1.1Certain Definitions. Capitalized terms used herein and not otherwise defined in this Agreement have the meanings set forth in the Merchant Financial Services Agreement. In addition to terms defined elsewhere in this Agreement, the following terms have the following meanings:

“Advance” means an extension of credit to Customer under this Agreement pursuant to Section 2.1.

“Applicable Interest Rate” means, at any time, the rate of interest per annum publicly announced or otherwise identified from time to time by Lender at its principal office in Charlotte, North Carolina as its prime rate. Each change in the prime rate shall be effective as of the opening of business on the day such change in the prime rate occurs.

“Bankruptcy Code” means Title 11 of the United States Code, as it may be amended from time to time, or any similar law in any applicable jurisdiction.

“Bankruptcy Event” means any of the events or conditions described in Section 6, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Collateral” has the meaning set forth in Section 3.

“Debt” means all liabilities, obligations and indebtedness of a Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and whether initiated, assumed or acquired by such Person.

“Default” means any breach by Customer or any Guarantor of the obligations under this Agreement.

“Default Rate” means that interest rate per annum equal to 2% in excess of the rate otherwise applicable hereunder.

“Guaranteed Obligations” has the meaning set forth in Section 9.

“Guarantor” means, individually and collectively, each subsidiary of Customer that is now or hereafter becomes a guarantor for the Obligations by executing this Agreement or a Joinder Agreement. As of the date of this Agreement, “Guarantors” includes The Heartland Payroll Company, L.L.C., Debitek, Inc. and Heartland Acquisition, LLC.

“Insolvent”, in respect of a Person, means that (i) such Person is not able to pay its Debts generally as and when they become due; or (ii) such Person has an unreasonably small capital with which to operate; or (iii) the total Debts and other liabilities of such Person, including contingent liabilities, exceed the fair saleable value of the assets of such Person.

“Interchange” has the meaning set forth in the Merchant Financial Services Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of July 20, 2012 by and among Lender, JPMorgan Chase Bank, N.A., as Administrative Agent, and Customer.

“Interest Payment Date” means the second Business Day of each calendar month and the Termination Date.

“Joinder Agreement” means an agreement pursuant to which a Person agrees to become a Guarantor under this Agreement, substantially in the form of Exhibit A attached hereto and by this reference made a part hereof.

“Loan Documents” means this Agreement, each Joinder Agreement, the Intercreditor Agreement and the other documents, instruments, certificates and agreements executed and/or delivered by Customer pursuant to this Agreement.

“Loan Party” shall mean any of Customer or Guarantors.

“Material Adverse Effect” means a material adverse effect on the business, assets, property or condition (financial or otherwise) of Customer and Guarantors, taken as a whole.

“Maximum Advance Limit” means, at any time, an amount equal to $100,000,000, as such amount may be increased or decreased from time to time by Lender in its sole discretion.

“Merchant” has the meaning set forth in the Merchant Financial Services Agreement.

“Merchant Agreement” has the meaning set forth in the Merchant Financial Services Agreement.

“Merchant Accounts Receivable” shall mean all accounts (as such term is defined in the UCC), payment intangibles (as such term is defined in the UCC) and other amounts owed to Customer by the Merchants arising from or created pursuant to the Merchant Agreements.

“Merchant Financial Services Agreement” means that certain Merchant Financial Services Agreement dated as of February 8, 2012 by and between Customer and Sponsor Bank, as amended, restated, supplemented or otherwise modified from time to time.

“Obligations” means, collectively, the obligations of Customer to Lender with respect to Advances hereunder, and any and all other Debts of Customer to Lender arising under this Agreement or any other Loan Document.

“Organization Documents” means the formation and governing documents of a Person.

“Person” means any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, governmental unit or other entity.

“Principal Payment Date” means the second Business Day of each calendar month and the Termination Date.

“Senior Credit Agreement” means that certain Second Amended and Restated Credit Agreement dated as of November 24, 2010 by and among Customer, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, restated, supplemented, modified, refinanced or replaced from time to time.

“Senior Credit Facility” means the financing provided to Customer pursuant to the Senior Credit Agreement.

“Senior Credit Facility Agent” means JPMorgan Chase Bank, N.A., as Administrative Agent under the Senior Credit Agreement and its successors and assigns.

    “Senior Credit Facility Loan Documents” means the “Loan Documents” as defined in the Senior Credit Agreement, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Senior Credit Facility Obligations” means the “Guarantied Obligations” as defined in the Senior Guaranty Agreement.

“Senior Guaranty Agreement” means that certain Second Amended and Restated Guaranty dated as of November 24, 2010 by the Guarantors party thereto from time to time in favor of the Senior Credit Facility Agent, as amended, restated, supplemented, modified, refinanced or replaced from time to time.

“Senior Lender” has the meaning set forth in Section 5.7.

“Settlement Account” means that certain Settlement Account (as defined in the Merchant Financial Services Agreement), which account shall be owned by the Lender for the benefit of Customer and designated by the Lender (a) from which payment of principal and interest with respect to Advances shall be debited, (b) into which Advances shall be deposited and (c) into which the automated clearinghouse debits and credits of interchange, network and transaction fees to the Merchant Accounts Receivable shall be settled. Upon request from Customer, Lender may establish more than one Settlement Account in order to efficiently carry out the settlement activities set forth herein and in the Merchant Financial Services Agreement.

“Termination Date” means the earliest to occur of (i) July 20, 2013 (as such date may be accelerated or extended by Lender in its sole discretion), (ii) the date on which the Merchant Financial Services Agreement is terminated, (iii) the date on which Sponsor Bank receives written notice of termination of this Agreement from Customer, or (iv) the date on which Sponsor Bank notifies Customer in writing that the Agreement has been terminated. Sponsor Bank shall be permitted to renew the Termination Date at its discretion.

“Transaction” has the meaning set forth in the Merchant Financial Services Agreement.

“UCC” means the Uniform Commercial Code from time to time in effect in the State of New York.

“Uncommitted Revolving Line of Credit Note” means that certain promissory note in the original principal amount of up to $100,000,000, substantially in the form of Exhibit B attached hereto and by this reference made a part hereof, as amended, restated, supplemented or otherwise modified from time to time.

2.THE FINANCING.

2.1Uncommitted Line of Credit.    Lender has established for Customer an uncommitted discretionary revolving line of credit pursuant to which, subject to the terms and conditions set forth herein, Lender may from time to time in its sole discretion make Advances for the account of Customer in an aggregate principal amount outstanding not to exceed the Maximum Advance Limit at such time. Customer has authorized, and does hereby authorize, Lender to make Advances for the benefit of Customer at any time during which the balance in the Settlement Account is less than zero, whether as a result of advances of Interchange and network fees with respect to Merchant Accounts Receivable, or otherwise, by crediting the Settlement Account with the amount of such Advance.

NOTWITHSTANDING THE WILLINGNESS OF LENDER TO CONSIDER MAKING ADVANCES UNDER THIS AGREEMENT, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT LENDER IS NOT OBLIGATED TO MAKE ANY ADVANCES HEREUNDER AND THE FACILITY PROVIDED BY THIS AGREEMENT IS NOT TO BE CONSTRUED AS A COMMITMENT BY LENDER. BY ITS EXECUTION OF THIS AGREEMENT, CUSTOMER ACKNOWLEDGES THAT NEITHER LENDER NOR SPONSOR BANK IS OBLIGATED TO MAKE ANY ADVANCES HEREUNDER AND THAT THE FACILITY IS NOT A COMMITMENT BY LENDER OR SPONSOR BANK.

2.2Interest and Payments. Outstanding Advances shall bear interest at the Applicable Interest Rate and shall be due and payable on each Principal Payment Date. Accrued interest on outstanding Advances shall be due and payable on each Interest Payment Date. Customer hereby authorizes Sponsor Bank to issue a payment request in order to debit the Settlement Account in an amount equal to the aggregate outstanding interest and principal when due under this Agreement and to forward such payments to Lender. Interest on outstanding Advances shall be calculated on the basis of a 365-day year and actual days elapsed. It is the intent hereof that Customer not pay, and that Lender not receive, interest in excess of that which may be paid by Customer under applicable law. Lender and Customer agree that the only charge imposed by Lender upon Customer for the use of money shall be interest at the stated rate. In no event shall the aggregate of all amounts deemed interest hereunder exceed the highest rate permissible under applicable law. In the event that a court determines that interest hereunder is in excess of the highest permissible rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Customer any interest received by Lender in excess of the maximum lawful rate or, if so requested by Customer, shall apply such excess to the principal balance of the Obligations. All payments shall be made in cash in immediately available funds. Payments shall first be applied to fees and expenses, then to accrued interest and then to principal. Following the occurrence of a Bankruptcy Event, and during the continuance thereof, interest shall accrue at the Default Rate and payments may be applied to the Obligations in such order as Lender shall elect. Advances may be prepaid in whole or in part at any time without premium or penalty. All payments shall be made without setoff, counterclaim or withholding for any reason.

3.GRANT OF SECURITY INTEREST. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, Customer hereby grants to Lender a continuing security interest in, and a right to set off against, any and all right, title and interest of Customer in and to the Merchant Accounts Receivable, whether now owned, existing or acquired, or arising hereafter (collectively, the “Collateral”). Customer and Lender hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising.

4.REPRESENTATIONS. In order to induce Lender to enter into this Agreement and extend the financial accommodations set forth herein, each of Customer and each Guarantor hereby represents and warrants to Lender, as of the date of this Agreement, and as of the date of each Advance, as follows:

4.1Existence and Qualification. It is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

4.2Authority, Validity and Binding Effect. It has the corporate or organizational power, as applicable, to enter into this Agreement and to perform its obligations hereunder. It has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement. This Agreement is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3Incumbency and Authority of Signing Officers. Each of its undersigned officers holds the office specified below its signature and, in such capacity, is duly authorized and empowered to execute and deliver this Agreement for and on its behalf, and to bind it accordingly thereby.

4.4Organization and Authorization. Its Organization Documents are in full force and effect under the laws of the state of such entity's formation as of the date hereof, and all amendments to the Organization Documents have been duly and properly made under and in accordance with all applicable laws. The execution, delivery and performance by it of this Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary organizational action.

4.5No Insolvency. After giving effect to the execution and delivery of this Agreement and the extension of any financial accommodations hereunder, it will not be Insolvent.
4.6No Approvals or Violations. No approvals or other authorizations are required under the laws of the jurisdiction of its organization with respect to the entering into of this Agreement by Customer or any Guarantor or for the performance of its respective obligations hereunder, except such as have been obtained and are in full force and effect.
4.7Secured Obligations. This Agreement creates a valid security interest in favor of Lender in the Collateral of Customer and, when properly perfected by filing UCC financing statements necessary to perfect the security interest created pursuant to this Agreement, such security interest created under this Agreement shall, after giving effect to the terms and conditions of the Intercreditor Agreement, constitute a valid first priority, perfected security interest in such Collateral.
4.8Use of Advances. Customer hereby agrees that the Advances shall be used by Customer solely to fund payment obligations to Merchants arising in the ordinary course of business with respect to Transactions consummated pursuant to Merchant Agreements, to the extent such payment obligations are not covered by amounts received (directly or indirectly) with respect to such Transactions from Payment Companies.
5.AFFIRMATIVE COVENANTS. Customer and each Guarantor covenants to Lender and Sponsor Bank that from and after the date hereof, and so long as any amounts remain unpaid on account of any of the Obligations (other than contingent obligations under this Agreement for which no claim has been, or is reasonably expected to be, made) or this Agreement remains effective (whichever is the last to occur), it will comply with the following affirmative covenants:
5.1Preservation of Existence. It shall preserve and maintain its respective organizational existence, rights, franchises and privileges in its jurisdiction of organization, except to the extent that failure to maintain such rights, franchises and privileges could not reasonably be expected to have a Material Adverse Effect.
5.2Compliance With Laws. It shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
5.3Further Assurances. It shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Lender such documents, agreements and instruments which may be required by law or which Lender may reasonably request to carry out the terms of this Agreement and any of the other Loan Documents.
5.4Monthly Financial Statements. As soon as available and in any event no later than fifteen (15) days after the end of each fiscal month of Customer, Customer shall deliver to Lender the Monthly Scorecard (as defined in the Merchant Financial Services Agreement), which shall provide a detailed report of the daily merchant funding activity of the Merchant Accounts Receivable.
5.5Merchant Fees. It shall cause all amounts in respect of the Merchant Accounts Receivable to be paid directly to the Settlement Account.
5.6Guarantors. It shall cause (on the Closing Date with respect to domestic subsidiaries existing on such date and within 15 Business Days of the formation or acquisition of any new domestic subsidiary of Customer), each domestic subsidiary to become a Guarantor hereunder by way of execution of a Joinder Agreement and such other supporting documents (including organizational documents and legal opinions) as Lender may reasonably request.
5.7Senior Credit Agreement Deliverables. If Lender shall cease to be a lender under the Senior Credit Agreement, Customer shall promptly deliver to Lender all financial information and other deliverables required to be delivered by Customer to each lender under the Senior Credit Agreement (each a “Senior Lender” and collectively, the “Senior Lenders”), as such deliverables become due thereunder.
5.8Authorization to Perfect Security Interest. It shall execute and deliver to Lender and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents, and any document as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case, as Lender may reasonably request) and do all such other things as Lender may reasonably request (i) to assure to Lender that its security interests hereunder are perfected, including such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as Lender may from time to time reasonably request in order to perfect and maintain the security interests granted in the Collateral in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure Lender of its rights and interests hereunder. Customer hereby authorizes Lender to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Customer agrees to mark its books and records to reflect the security interest of Lender in the Collateral.
5.9Merchant Agreements. Customer shall ensure that no Loan Party other than Customer shall enter into a Merchant Agreement with any Merchant in connection with the Merchant Financial Services Agreement.
6.BANKRUPTCY EVENTS. The occurrence of any events or conditions set forth below shall constitute a Bankruptcy Event hereunder:
6.1Voluntary Bankruptcy. Customer or any Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Customer or any Guarantor shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; or shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee for all or a substantial part of Customer's or Guarantors' property; Customer or any Guarantor shall make an assignment for the benefit of creditors; or Customer or any Guarantor shall be or become Insolvent; or Customer or any Guarantor shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.
6.2Involuntary Bankruptcy. There shall have been filed against Customer or any Guarantor an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing; Customer or any Guarantor shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Customer or any Guarantor or for all or a substantial part of its property; or Customer or any Guarantor shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Customer or any Guarantor; or any motion, complaint or other pleading is filed in any bankruptcy case of any person or entity other than Customer or any Guarantor and such motion, complaint or pleading seeks the consolidation of Customer's or any Guarantor's assets and liabilities with the assets and liabilities of such person or entity.
7.REMEDIES. Automatically and immediately upon the occurrence or existence of any Bankruptcy Event, without necessity of any further action on Lender's part, all Obligations shall be immediately due and payable.
7.1General Remedies. Upon the occurrence of a Bankruptcy Event and during the continuation thereof, Lender shall have, in addition to the rights and remedies provided herein, in the other Loan Documents, by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), or under the provisions of any other document, instrument or other writing executed by Customer, a Guarantor or any third party (or any of them) in favor of Lender, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral). All of the rights and remedies of Lender may be exercised successively or concurrently.
7.2Default Rate. Upon the occurrence and during the continuance of a Bankruptcy Event, the principal of and, to the extent permitted by law, interest on the Advances and any other amounts owing hereunder or under the other Loan Document shall automatically bear interest at a rate per annum which is equal to the Default Rate.
8.REIMBURSEMENT OBLIGATIONS. Customer and each Guarantor hereby agrees to reimburse Sponsor Bank and Lender for all overdraft and other amounts arising under or in connection with the Loan Documents, whether or not an Advance has been made under this Agreement with respect to such obligations.
9.GUARANTY. Each Guarantor unconditionally and irrevocably guarantees the payment and performance when due of all Obligations of Customer now or hereafter owing under this Agreement (“Guaranteed Obligations”) and agrees to pay the Guaranteed Obligations upon demand by Lender. Payment hereunder shall be made without setoff or counterclaim or withholding for any reason. Each Guarantor acknowledges that this is a guaranty of payment and not of collection and that such Guarantor is a primary obligor and not merely a surety. Each Guarantor waives notice of acceptance, diligence, presentment, demand, notice of dishonor, protest and all other notices. Each Guarantor agrees that such Guarantor's obligations hereunder shall not be affected by changes in the Guaranteed Obligations. Each Guarantor hereby subordinates in favor of Lender any right of subrogation and all other obligations of Customer to such Guarantor. Notwithstanding anything in this Section 9 to the contrary, Lender, Sponsor Bank, Customer and each of the Guarantors agree that the guarantees provided by the Guarantors pursuant to this Section 9 with respect to the Guaranteed Obligations shall be and are hereby made subject and subordinate and junior to all of the Senior Lenders' right to receive payment from Guarantors in respect of the Senior Credit Facility Obligations until (i) the indefeasible payment in full of cash of all Senior Credit Facility Obligations, (ii) the termination of all letters of credit issued under the Senior Credit Facility Loan Documents, the termination and payment of all hedge and swap agreements with any Senior Lender, (iii) payment of all fees, expenses and other amounts relating to the foregoing and (iv) the termination or expiration of any commitments to extend credit under the Senior Credit Facility Loan Documents (the occurrence of each of the events described in the foregoing clauses (i) through (iv) being herein referred to as the “Discharge of Senior Credit Facility Obligations”).
        In furtherance of the foregoing, the Lender, Sponsor Bank, Customer and each of the Guarantors further hereby agree as follows:
(a) Until the Discharge of the Senior Credit Facility Obligations, no Guarantor shall make or give, and neither the Lender, nor the Sponsor Bank nor any other person shall accept or receive, any payment, transfer or other thing of value from or on behalf of any Guarantor on account of the Guaranteed Obligations, including, but not limited to, any payment or distribution of any kind or character, whether in cash, property, securities or obligations, in connection with any Bankruptcy.

(b) If any payment or distribution of any character, whether in cash, securities or other property, shall be received by Lender or Sponsor Bank from any Guarantor in contravention of any of the terms of this Section 9, such payment or distribution shall be held in trust for the benefit of the Senior Credit Facility Agent and the Senior Lenders, and shall forthwith be paid over or delivered and transferred to the Senior Credit Facility Agent in the form received (together with any necessary endorsements) to be applied to the Senior Credit Facility Obligations, whether matured or unmatured, as may be directed by the Senior Credit Facility Agent, and shall not be applied to the Guaranteed Obligations until the Discharge of the Senior Credit Facility Obligations.

(c) Until the Discharge of the Senior Credit Facility Obligations, whether or not any Bankruptcy Event has been commenced, the Senior Credit Facility Agent and the other Senior Lenders shall have the sole and exclusive right to enforce rights and exercise remedies (including any right of setoff) against the Guarantors, or to commence or seek to commence any action or proceeding with respect to such rights or remedies, in each case, without any consultation with or the consent of the Lender or the Sponsor Bank.

(d) For the avoidance of doubt, the agreements set forth in this Section 9 shall apply only to Guarantors and the Guaranteed Obligations and shall in no way apply to Customer or the Obligations of Customer hereunder, which are not subordinated in any respect hereby.

10.MISCELLANEOUS.
10.1Waiver. Rights granted to Lender and Sponsor Bank under this Agreement are cumulative and may be exercised from time to time. No failure on the part of Lender or Sponsor Bank to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right.
10.2GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAWS OF CONFLICTS) OF THE STATE OF NEW YORK.
10.3Survival. All representations, warranties and covenants made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, until all of the Obligations (other than contingent obligations under this Agreement for which no claim has been, or is reasonably expected to be, made) have been paid in full and the Termination Date has occurred.
10.4Assignments. No assignment hereof or of any Loan Document shall be made by Customer without the prior written consent of Lender. Lender may assign, or sell participations in, its right, title and interest herein and in the Loan Documents at any time hereafter with the prior written consent of Customer (not to be unreasonably withheld or delayed), in such amounts as Lender may elect, and Lender and Sponsor Bank may create or grant a security interest in all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Obligations owing to it and the Notes held by it) in favor of the Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or in favor of any other central bank having jurisdiction.
10.5Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. An executed counterpart may be delivered by facsimile, pdf or other electronic means, which shall be equally effective for all purposes.
10.6Reimbursement of Costs and Expenses. Customer shall pay to Lender on demand all reasonable out-of-pocket costs and expenses that Lender pays or actually incurs in connection with the amendment, modification, enforcement and termination of this Agreement and the other Loan Documents. In the event Customer becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred) all to the extent allowed by the Bankruptcy Code. The agreements contained in this Section shall survive the termination of this Agreement and the repayment, satisfaction or discharge of the Obligations.
10.7Successors and Assigns. This Agreement and Loan Documents shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.
10.8Severability. If any provision of this Agreement or of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

10.9Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when given or made in accordance with the notice provisions of the Merchant Financial Services Agreement.
10.10Entire Agreement; Amendments. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be amended or modified except in a writing executed by all parties to such Loan Document.
10.11Time of Essence; Time. Time is of the essence in this Agreement and the other Loan Documents.
10.12Interpretation. No provision of this Agreement or any Loan Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.
10.13Lender Not a Joint Venturer. Neither this Agreement nor any Loan Document shall in any respect be interpreted, deemed or construed as making Lender or Sponsor Bank a partner or joint venturer with Customer or as creating any similar relationship or entity, and Customer agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and Customer.
10.14JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. CUSTOMER AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING BROUGHT BY IT AGAINST LENDER OR SPONSOR BANK. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.
10.15Agent for Service of Process. Customer and each Guarantor hereby irrevocably designates, appoints and empowers Customer as its authorized agent to receive, on behalf of it and its property, service of process in the State of New York when and as legal actions or proceedings are brought in the courts of the State of New York or of the United States of America, and such service of process shall be deemed complete upon the date of delivery thereof to such agent, whether or not such agent gives notice thereof to Customer or each Guarantor, or upon the earliest of any other date permitted by applicable law. Customer and each Guarantor agrees to maintain an agent to receive service of process in the State of New York at all times.
10.16Payment on Non-Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder.
10.17Cure of Defaults by Lender. If, hereafter, any Default exists, Lender or Sponsor Bank may, at its option, but without obligation, cure such Default and any costs, fees and expenses incurred by Lender in connection therewith shall be deemed to be Obligations hereunder, and shall be payable in accordance with the terms hereof.
10.18Attorney-in-Fact. Customer hereby designates, appoints and empowers Lender irrevocably as its attorney-in-fact, effective during any time that a Bankruptcy Event exists, either in the name of Customer or in the name of Lender, at Customer's cost and expense, (i) to do any and all actions which Lender and Sponsor Bank may deem necessary or advisable to carry out the terms of this Agreement or any other Loan Document upon the failure, refusal or inability of Customer to do so and (ii) to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquaintances for any and all sums owing with respect to Interchange fees, network fees and Transaction fees owing by each Merchant for its respective Merchant Accounts Receivable; and Customer hereby agrees to indemnify and hold Lender and Sponsor Bank harmless from any costs, damages, expenses or liabilities arising against or incurred by Lender or Sponsor Bank in connection therewith, except to the extent such costs, damages, expenses or liabilities result from the gross negligence, bad faith or willful misconduct of Lender or Sponsor Bank.
10.19Third Party Beneficiaries. The rights and benefits set forth in this Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them; provided, however, that, notwithstanding the foregoing, the Senior Credit Facility Agent and the Senior Lenders shall be third party beneficiaries of this Section 10.19 and Section 9 of this Agreement, and shall be entitled to rely on and enforce the terms and provisions of such Sections. In addition, this Section 10.19 and Section 9 of this Agreement shall not be amended or supplemented in any way without the prior written consent of the Senior Credit Facility Agent and the Senior Lenders.
10.20Indemnification. Customer and each Guarantor will hold Lender and Sponsor Bank and their respective directors, officers, employees, agents, affiliates, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, affiliates, successors and assigns against, all loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any “Proceedings” (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, and any other of the transactions contemplated by this Agreement, except that neither Customer nor any Guarantor shall indemnify or hold harmless any such Person to the extent any loss, damage, cost or expense results from the gross negligence, bad faith or willful misconduct of Lender, Sponsor Bank or any of their respective directors, officers, employees or agents. As used herein, “Proceedings” means actions, suits or proceedings before any court, governmental or regulatory authority. At the request of Lender, Customer and each Guarantor will indemnify any Person to whom Lender or Sponsor Bank transfers or sells all or any portion of its interest in the Obligations or participations therein as permitted by this Agreement on terms substantially similar to the terms set forth herein. Neither Lender nor Sponsor Bank shall be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Customer and Guarantors under this Section shall survive the termination of this Agreement and payment of the Obligations.
10.21JURY TRIAL WAIVER. EACH OF LENDER AND CUSTOMER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE OBLIGATIONS.
10.22Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, unless otherwise specified, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto.
10.23Counterclaims and Subrogation. Customer waives any right to interpose any claim, deduction, setoff or counterclaim of any sort (other than compulsory counterclaims) that Customer may have, or allege, as against Lender or any of its affiliates in any action or proceeding instituted by Lender to endorse the payment of any obligations or the performance of any Loan Document, all of which claims, deductions, setoffs or counterclaims shall and must be brought against Lender or any of its Affiliates, as the case may be, if at all by a separate and independent action or proceeding initiated by Customer. Each Loan Party hereby subordinates in favor of Lender any right of subrogation and all other obligations of each other Loan Party to it.

10.24Waiver of Immunity. To the extent that Customer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, Customer hereby irrevocably and unconditionally waives such immunity in respect of its obligations under the Loan Documents and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 10.24 shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.
10.25Limitation of Liability     NEITHER LENDER NOR SPONSER BANK SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND CUSTOMER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH CUSTOMER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREIN, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH.
10.26Obligations Joint and Several. The obligations of Customer and Guarantors hereunder are joint and several.
10.27Not a Fiduciary. In connection with all aspects of this Agreement and the other Loan Documents, each of Customer and Guarantors acknowledges and agrees that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm's-length commercial transaction between Customer and Guarantors, on the one hand, and Lender and Sponsor Bank, on the other hand, and Customer and Guarantors are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, each of Lender and Sponsor Bank is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any of Customer or Guarantors or any of their affiliates, stockholders, creditors or employees or any other Person; (c) neither Lender nor Sponsor Bank has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any of Customer or Guarantors with respect to any of the transactions contemplated by this Agreement or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether Lender or Sponsor Bank has advised or is currently advising any of Customer or Guarantors or any of its affiliates on other matters) and neither Lender or Sponsor Bank has any obligation to any of Customer or Guarantors or any of their affiliates with respect to the transactions contemplated by this Agreement except those obligations expressly set forth herein and in the other Loan Documents; (d) Lender and Sponsor Bank and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Customer and Guarantors and their affiliates, and neither Lender nor Sponsor Bank has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) Lender and Sponsor Bank have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated by this Agreement (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Customer and Guarantors hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against Lender or Sponsor Bank with respect to any breach or alleged breach of agency or fiduciary duty.
10.28Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Uncommitted Revolving Line of Credit Note and the making of the Advances; provided that all such representations and warranties shall terminate on the date upon which all Obligations (other than contingent obligations under this Agreement for which no claim has been, or is reasonably expected to be, made) have been paid in full.
10.29Patriot Act. Lender and Sponsor hereby notify you that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “Patriot Act”), it is required to obtain, verify and record information that identifies Customer, which information includes the name, address, tax identification number and other information regarding Customer that will allow Lender and Sponsor Bank to identify Customer in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act.

[signature page follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Uncommitted Revolving Line of Credit Agreement to be executed as of the day and year set forth above.

Heartland Payment Systems, Inc.,
a Delaware corporation, as Customer

By: /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: General Counsel and Secretary

The Heartland Payroll Company, L.L.C., an Ohio limited liability company, as a Guarantor

By: /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: General Counsel and Secretary

Debitek, Inc., a Delaware corporation, as a Guarantor

By: /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: General Counsel and Secretary

Heartland Acquisition, LLC, a Delaware corporation, as a Guarantor

By: /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: General Counsel and Secretary

[SIGNATURES CONTINUES ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By: /s/ James T. King
Name: James T. King
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Sponsor Bank

By: /s/ James T. King
Name: James T. King
Title: Senior Vice President

EXHIBIT A

[FORM OF]
JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [__________, ____], is by and among [_____________________, a ______________________] (“Subsidiary Guarantor”), Heartland Payment Systems, Inc., a Delaware corporation (“Customer”) and Wells Fargo Bank, National Association, in its capacity as lender (in such capacity, “Lender”) and as sponsor bank (in such capacity, “Sponsor Bank”) under that certain Uncommitted Revolving Line of the Credit Agreement, dated as of July 20, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among Customer, Guarantors, Lender and Sponsor Bank. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The Loan Parties are required by Section 5.7 of the Credit Agreement to cause Subsidiary Guarantor to become a “Guarantor” thereunder.

Accordingly, Subsidiary Guarantor and Customer hereby agree as follows with Lender and Sponsor Bank:

1.    Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Subsidiary Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and each Loan Document, including, without limitation (a) all of the representations and warranties set forth in Section 4 of the Credit Agreement and (b) all of the affirmative covenants set forth in Section 5 of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Guaranteed Obligations in accordance with Section 9 of the Credit Agreement.

2.    Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits thereto.

3.    The information on Schedule A to this Joinder Agreement is true and correct as of the date hereof.

4.    Customer confirms that the Credit Agreement is, and upon Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that, immediately upon Subsidiary Guarantor becoming a Guarantor, the term “Guaranteed Obligations,” as used in the Credit Agreement, shall include all obligations of Subsidiary Guarantor under the Credit Agreement and under each other Loan Document.

5.    Each of Customer and Subsidiary Guarantor agrees that, at any time and from time to time, upon the written request of Lender, it will execute and deliver such further documents and do such further acts as Lender may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

6.    This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

7.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 10.14 and 10.21 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of Customer and Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and Lender and Sponsor Bank have caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUBSIDIARY GUARANTOR:            [SUBSIDIARY GUARANTOR]

By:__________________________________________________
Name:________________________________________________
Title:_________________________________________________

CUSTOMER:	Heartland Payment Systems, Inc., a Delaware corporation

By:__________________________________________________
Name:________________________________________________
Title:_________________________________________________

Acknowledged, accepted and agreed:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:___________________________________________
Name:_________________________________________
Title:__________________________________________

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Sponsor Bank

By:___________________________________________
Name:_________________________________________
Title:__________________________________________
:

Schedule A

Disclosure Information

Legal Name of Loan Party (and any previous legal names within the past four months):
State of Organization:
Jurisdictions of Organization:
Type of Organization:
Address of Chief Executive Office:
Address of Principal Place of Business:
Business Phone Number:
Organizational Identification Number:[1]
Federal Tax Identification Number:
Ownership Information (e.g. publicly held, if private or partnership-identity of owners/partners):

[TO BE COMPLETED BY CUSTOMER/SUBSIDIARY GUARANTOR]

1This item does not apply to a Loan Party organized under the laws of Alabama, Indiana, Massachusetts, Nebraska, New Hampshire, New Mexico, New York, Oklahoma, South Carolina, Vermont or West Virginia.

EXHIBIT B

[FORM OF]
Uncommitted revolving line of credit NOTE

[Date]

FOR VALUE RECEIVED, the undersigned, Heartland Payment Systems, Inc., a Delaware corporation (“Customer”) hereby unconditionally promises to pay, on the Termination Date (as defined in the Credit Agreement referred to below), to Wells Fargo Bank, National Association or its assigns (the “Lender”), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Advances made by Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

This Uncommitted Revolving Line of Credit Note is the Uncommitted Revolving Line of Credit Note referred to in the Uncommitted Revolving Line of Credit Agreement, dated as of July 20, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among Customer, Guarantors, Lender and Sponsor Bank, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of the Termination Date or any one or more Bankruptcy Events specified in the Credit Agreement, all amounts then remaining unpaid on this Uncommitted Revolving Line of Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Uncommitted Revolving Line of Credit Note is not paid when due at any stated or accelerated maturity, Customer agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

All parties now and hereafter liable with respect to this Uncommitted Revolving Line of Credit Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Uncommitted Revolving Line of Credit Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

THIS UNCOMMITTED REVOLVING LINE OF CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

HEARTLAND PAYMENT SYSTEMS, INC.,
a Delaware corporation

By:______________________________
Name:____________________________
Title:_____________________________